                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT




                       Pursuant to Section 13 or 15 (d)
                    of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 June 10, 1996
                                 -------------


                       United States Filter Corporation
                       --------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     1-10728                    33-0266015
- -------------------------          ------------           ----------------------
 (State of other juris-            (Commission                 (IRS Employer
diction of incorporation)          File Number)           Identification Number)



              40-004 Cook Street, Palm Desert, California   92211
             -----------------------------------------------------
             (Address of principal executive offices)     zip code


              Registrant's telephone number, including area code
                                (619) 340-0098
                                --------------
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Item 5.   OTHER EVENTS.

     Reference is made to the Agreement and Plan of Merger, dated June 10, 1996, by and among United States Filter Corporation, U.S. Filter/DWW Acquisition Corporation, and Davis Water & Waste Industries, Inc., and to the Joint Press Release, also dated June 10, 1996, issued by United States Filter Corporation and Davis Water & Waste Industries, Inc., attached as Exhibit 2.1 and Exhibit 99.1, respectively, which are incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Exhibits

               2.1 Agreement and Plan of Merger, dated as of June 10, 1996, among United States Filter Corporation, U.S. Filter/DWW Acquisition Corporation, and Davis Water & Waste Industries, Inc.

               99.1 Joint Press Release, dated June 10, 1996, issued by United
                    States Filter Corporation and Davis Water & Waste Industries, Inc.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  UNITED STATES FILTER CORPORATION



                                  By:  /s/ Kevin L. Spence
                                       -------------------
                                  Kevin L. Spence
                                  Vice President and Chief
                                       Financial Officer

Date:  June 12, 1996